CONSENT OF INDEPENDENT AUDITORS



The Board of Directors

Tidel Technologies, Inc.



         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                              KPMG LLP



Houston, Texas

February 11, 2000